UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2006
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31279 (Commission File Number)	33-0044608 (I.R.S. Employer Identification No.)

10210 Genetic Center Drive San Diego, CA (Address of Principal Executive Offices)	92121 (Zip Code)

(858) 410-8000
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURE

Item 8.01 Other Events.
     In February 2005, Gen-Probe Incorporated entered into a Supply and Purchase Agreement (the “Purchase Agreement”) with F. Hoffmann-La Roche Ltd. and its affiliate Roche Molecular Systems, Inc. (collectively “Roche”). Under the agreement, Roche manufactures and supplies Gen-Probe with human papillomavirus (“HPV”) oligonucleotide products. Gen-Probe filed a copy of the Purchase Agreement with the SEC as Exhibit 10.81 to its Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 2005.
     On December 5, 2006, Digene Corporation (“Digene”) filed with the SEC a Current Report on Form 8-K disclosing that it had filed a demand for binding arbitration against Roche with the International Centre for Dispute Resolution of the American Arbitration Association in New York. Digene’s Form 8-K states that its arbitration demand asserts, among other things, that the Purchase Agreement violates a cross-license agreement between Roche and Digene and that the Purchase Agreement is therefore null and void.
     Gen-Probe believes that the Purchase Agreement is valid and that Gen-Probe’s purchases of HPV oligonucleotide products under the Purchase Agreement are and will be in accordance with applicable law.
Forward-Looking Statements
     Any statements in this Current Report about Gen-Probe’s expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as believe, will, expect, anticipate, estimate, intend, plan and would. For example, statements concerning the potential resolution of the Digene/Roche arbitration and sales of HPV products are all forward-looking statements. Forward-looking statements are not guarantees of performance. They involve known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by any forward-looking statement. Some of the risks, uncertainties and assumptions that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include but are not limited to: (i) the risk that the Digene/Roche arbitration will have an adverse impact on the Gen-Probe/Roche Purchase Agreement, (ii) our involvement in patent and other intellectual property and commercial litigation could be expensive and could divert management’s attention, (iii) the possibility that the market for the sale of our new products may not develop as expected, (iv) we may not be able to compete effectively and (v) we may not be able to maintain our current corporate collaborations and enter into new corporate collaborations or customer contracts. The foregoing describes some, but not all, of the factors that could affect our ability to achieve results described in any forward-looking statements. For additional information about risks and uncertainties we face and a discussion of our financial statements and footnotes, see documents we file with the SEC, including our most recent annual report on Form 10-K and all subsequent periodic reports. We assume no obligation and expressly disclaim any duty to update any forward-looking statement to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of subsequent events.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2006	GEN-PROBE INCORPORATED
	By:	/s/ R. William Bowen
R. William Bowen
Vice President, General Counsel and Corporate Secretary